Liquidity Facilities and Other Financing Arrangements	12 Months Ended
Dec. 31, 2014
Liquidity Facilities And Other Financing Arrangements [Abstract]
Liquidity Facilities and Other Financing Arrangements

(7) Liquidity Facilities and Other Financing Arrangements

As of December 31, 2014 and 2013, PSE had $85.0 million and $162.0 million in short-term debt outstanding, respectively, exclusive of the demand promissory note with Puget Energy. Outside of the consolidation of PSE’s short-term debt, Puget Energy had no short-term debt outstanding in either year as borrowings under its credit facilities are classified as long-term. PSE’s weighted-average interest rate on short-term debt, including borrowing rate, commitment fees and the amortization of debt issuance costs, during 2014 and 2013 was 4.05% and 3.93%, respectively. As of December 31, 2014, PSE and Puget Energy had several committed credit facilities that are described below.

Puget Sound Energy Credit Facilities

PSE has two unsecured revolving credit facilities which provide, in aggregate, $1.0 billion of short-term liquidity needs. These facilities consist of a $650.0 million revolving liquidity facility (which includes a liquidity letter of credit facility and a swingline facility) to be used for general corporate purposes, including a backstop to the Company’s commercial paper program and a $350.0 million revolving energy hedging facility (which includes an energy hedging letter of credit facility). The $650.0 million liquidity facility includes a swingline feature allowing same day availability on borrowings up to $75.0 million. The credit facilities also have an accordion feature which, upon the banks’ approval, would increase the total size of these facilities to $1.450 billion.

In April 2014, the Company completed a one-year extension on both of the liquidity and hedging facilities, extending the maturity from February 2018 to April 2019, and updating or clarifying the definitions of other terms and conditions of the facilities from when they were committed in 2013. The credit agreements are syndicated among numerous lenders and contain usual and customary affirmative and negative covenants that, among other things, place limitations on PSE’s ability to transact with affiliates, make asset dispositions and investments or permit liens to exist. The credit agreements also contain a financial covenant of total debt to total capitalization of 65% or less. PSE certifies its compliance with such covenants to participating banks each quarter. As of December 31, 2014, PSE was in compliance with all applicable covenant ratios.

The credit agreements provide PSE with the ability to borrow at different interest rate options. The credit agreements allow PSE to borrow at the bank’s prime rate or to make floating rate advances at the London Interbank Offered Rate (LIBOR) plus a spread that is based upon PSE’s credit rating. PSE must pay a commitment fee on the unused portion of the credit facilities. The spreads and the commitment fee depend on PSE’s credit ratings. As of the date of this report, the spread to the LIBOR is 1.25% and the commitment fee is 0.175%.

As of December 31, 2014, no amounts were drawn and outstanding under PSE’s liquidity facility. No amounts were drawn and outstanding under the $350.0 million energy hedging facility. No letters of credit were outstanding under either facility, and $85.0 million was outstanding under the commercial paper program. Outside of the credit agreements, PSE had a $4.2 million letter of credit in support of a long-term transmission contract and a $1.0 million letter of credit in support of natural gas purchases in Canada.

Demand Promissory Note

In 2006, PSE entered into a revolving credit facility with Puget Energy, in the form of a credit agreement and a Demand Promissory Note (Note) pursuant to which PSE may borrow up to $30.0 million from Puget Energy subject to approval by Puget Energy. Under the terms of the Note, PSE pays interest on the outstanding borrowings based on the lower of the weighted-average interest rates of PSE’s outstanding commercial paper interest rate or PSE’s senior unsecured revolving credit facility. Absent such borrowings, interest is charged at one-month LIBOR plus 0.25%. At December 31, 2014, the outstanding balance of the Note was $28.9 million. The outstanding balance and the related interest under the Note are eliminated by Puget Energy upon consolidation of PSE’s financial statements.

Puget Energy Credit Facility

At December 31, 2014, Puget Energy maintained an $800.0 million revolving senior secured credit facility. In April, 2014, the Company completed an amendment to the senior secured credit facility, extending the maturity from February 2017 to April 2018, updating the fee structure, eliminating a financial covenant and updating or clarifying the definitions of other terms and conditions of the facility. The Puget Energy revolving senior secured credit facility also has an accordion feature which, upon the banks’ approval, would increase the size of the facility to $1.3 billion.

The revolving senior secured credit facility provides Puget Energy the ability to borrow at different interest rate options and includes variable fee levels. Interest rates may be based on the bank’s prime rate or LIBOR plus a spread based on Puget Energy’s credit ratings. Puget Energy must pay a commitment fee on the unused portion of the facility. As of December 31, 2014, there was no amount drawn and outstanding under the facility. As a result of Puget Energy’s credit rating upgrade in 2014, the spread over LIBOR was 1.75% and the commitment fee was 0.28% as of the date of this report. Puget Energy entered into interest rate swap contracts to manage the interest rate risk associated with the credit facility or similar variable rate debt.

The revolving senior secured credit facility contains usual and customary affirmative and negative covenants. The agreement also contains a Maximum Leverage Ratio financial covenant as defined in the agreement governing the senior secured credit facility. As of December 31, 2014, Puget Energy was in compliance with all applicable covenants.